EXHIBIT 10.25


                             SECOND AMENDMENT TO
                           2002 RESTATEMENT OF THE
                           FIRST HEALTH GROUP CORP.
                           RETIREMENT SAVINGS PLAN

           Effective September 1, 1986, HealthCare COMPARE Corp. established the HealthCare COMPARE Corp. Retirement Savings (the "Plan") in order to provide benefits for eligible employees. Effective September 1, 1987, the Plan was amended and restated to comply with various changes in the tax laws and to reflect plan mergers. HealthCare COMPARE Corp. changed its name to First Health Group Corp. (the "Company") and changed the name of the Plan to the First Health Group Corp. Retirement Savings Plan. The Plan has been amended from time to time.

           In order to (1)  provide for the merger of the Healthcare
 Value Management, Inc. Profit Sharing Plan and the Claims Administration Corporation Employees' Savings Plan into the Plan, and (2) amend the Plan in certain other respects, the Plan is hereby amended, effective as of the dates provided below.

           1.   Effective as of _____________________, Section 2.08 of the
 Plan is hereby amended to read in its entirety as follows:

      2.08 Company means First Health Group Corp., a Delaware corporation, and any organization with which the Company shall be merged or consolidated, or any organization resulting of the Company, or any individual, firm or corporation which shall assume the obligations of the Company with respect to the Plan.

           2. Effective as of January 1, 1998, Section 2.09 of the Plan is hereby amended to read in its entirety as follows:

      2.09 Compensation for any period means all compensation paid by a Participating Employer for services rendered, including commissions, amounts contributed as Salary Reduction Contributions to the Plan, any amounts contributed by the Participant pursuant to a salary reduction agreement for a cafeteria plan under Section 125 of the Code (whether or not such amount is "deemed Section 125 compensation" within the meaning of Revenue Ruling 2002-27) or qualified transportation fringe benefits under Code Section 132(f)(4), overtime pay, bonuses, and commissions, but excludes any Participant's share in any Company contributions hereto, and to any other employee benefit or insurance program, imputed income or reimbursement of relocation expenses. Compensation in excess of the applicable dollar limitation set forth in Code Section 401(a)(17) (as adjusted for cost of living increases) each Plan Year shall be disregarded for all Plan purposes.

           3. Effective as of January 1, 1998, Section 4.03(b)(iii) of the Plan is hereby amended to read in its entirety as follows:

           (iii) Total Compensation. For the purpose of determining the maximum allocation permitted by Section 4.03(a) (and notwithstanding the definition of Compensation used elsewhere in this Plan) Total Compensation shall mean, with respect to any Limitation Year, the Employee's wages, salaries for professional services, other amounts paid over the entire Plan Year for personal services actually rendered (including, but not limited to, commissions paid salesmen, compensation for services on the basis of percentage of profits, commissions on insurance premiums, tips and bonuses) and, effective as of January 1, 1998, including any elective deferral as defined in Code Section 402(g)(3) and any amounts not includable in gross income by reason of Code Section 125 (cafeteria plan) (whether or not such amount is "deemed
                Section 125 compensation" within the meaning of Revenue Ruling 2002-27) or Code Section 457 (deferred compensation plan of state and local governments and tax-exempt organizations) and, effective as of January 1, 2001, Code
                Section 132(f)(4) (qualified transportation fringe). Total Compensation does not include:

                               (A)  deferred compensation, including
                     contributions by a Participating Employer to a deferred compensation plan or a simplified employee pension plan and any distribution from a deferred compensation plan,

                               (B)  amounts realized from the exercise of
                     non-qualified stock options and amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option,

                               (C)  other amounts which receive special tax
                     benefits such as premiums for group-term insurance (but only to the extent that the premiums are not includible in the gross income of the Employee except as otherwise provided herein), and

                               (D)  any amounts in excess of the applicable
                     dollar limitation in effect under Code Section 401(a)(17) for such Limitation Year.

           4. Effective as of December 31, 2002, the Plan is hereby amended by the addition of Appendices B and C which are attached hereto and incorporated in the Plan by this reference.

      IN WITNESS WHEREOF, the Company has caused these presents to be executed by its duly authorized officers on this ____ date of December, 2002.

                               FIRST HEALTH GROUP CORP.



                               By ____________________________________
                                         Edward L. Wristen
                               President and Chief Executive Officer




                               By: ____________________________________
                                         Joseph E. Whitters
                               Vice President and Chief Financial Officer

                      2002 AMENDMENT AND RESTATEMENT OF
                           FIRST HEALTH GROUP CORP.
                           RETIREMENT SAVINGS PLAN


                                  APPENDIX B

           This Appendix B contains provisions which modify and supplement the Plan with respect to individuals who became Participants in the Plan ("HCVM Participants") prior to the merger of the HealthCare Value Management, Inc. Profit Sharing Plan (the "HCVM Plan") with the Plan on
 December 31, 2002.   HCVM Participants became eligible to participate in the
 Plan effective as of September 1, 2002.

                          Article BII - Definitions

           B2.01     Accounts.  HCVM Participants shall have the following
 additional HCVM Accounts maintained under the Plan adjusted in each case for such Account's share in the increase or decrease in the net worth of the Trust and withdrawals as provided in Article V:

      (a) HCVM Elective Deferral Account means the sub-account of a HCVM Participant's 401(k) Account which reflects the elective deferral contributions credited to such Participant under the HCVM Plan and the earnings and losses thereon.

      (b) HCVM Matching Contribution Account means the sub-account of a HCVM Participant's Matching Account which reflects the matching contributions credited to such HCVM Participant under the HCVM Plan and the earnings and losses thereon.

      (c) HCVM Discretionary Contribution Account means the separate account maintained for each HCVM Participant to which discretionary employer contributions made under the HCVM Plan on behalf of the HCVM Participant and earnings and losses thereon are credited.

      (d) HCVM Rollover Contribution Account means the sub-account of a HCVM Participant's Rollover Account which reflects the rollover contributions credited to such HCVM Participant under the HCVM Plan on behalf of the HCVM Participant and earnings and losses thereon are credited.

           B2.02     Annuity Elimination Date means the date which is 90 days
 following the date HCVM Participants and Beneficiaries receiving benefits from HCVM Accounts have been furnished a summary that reflects the elimination of the Qualified Joint and Survivior Annuity, life annuity, Optional Forms and Qualified Preretirement Survivor Annuity and that satisfies the requirements of 29 CFR 2520.104b-3 (relating to a summary of material modifications).

           B2.03     Distribution Date means the date that a HCVM Participant
 receives or begins to receive his HCVM Accounts under the Plan as described in Section 6.06 of the Plan; provided, however, that if his total Account balance exceeds $5,000, a HCVM Participant may elect to receive (or begin to receive) his HCVM Accounts on his Normal Retirement Date even if he continues as an Employee on or after such date.

           B2.04     Early Retirement Date means, with respect to the HCVM
 Accounts of a HCVM Participants, the date that the HCVM Participant attains age 55 and completes 6 Years of Service.

           B2.05     HCVM Participant means each participant in the HCVM Plan
 on December 31, 2002 whose accounts under the HCVM Plan were transferred to and merged into the Plan on December 31, 2002.

           B2.06     HCVM Plan means the HealthCare Value Management, Inc.
 Profit Sharing Plan as in existence on December 31, 2002, which merged with and into the Plan on December 31, 2002.

           B2.07     Optional Form means the forms of payment described in
 Section B6.02(d) that a HCVM Participant may elect prior to the Annuity Elimination Date provided if the HCVM Participant is married, he makes a Qualified Election and provided further that the HCVM Participant's total vested Account balance is greater than $5,000.

           B2.08     Qualified Joint and Survivor Annuity means an annuity
 for the life of the HCVM Participant with a survivor annuity with installment refund for the life of his surviving spouse for 50 % of the amount of the annuity which is payable during the joint lives of the HCVM Participant and his Spouse. The actuarial value of the Qualified Joint and Survivor Annuity will equal the value of the HCVM Participant's HCVM Accounts.

           B2.09     Qualified Preretirement Survivor Annuity means a life
 annuity with installment refund payable to the HCVM Participant's surviving Spouse. The actuarial value of the Qualified Preretirement Survivor Annuity will equal the value of the HCVM Participant's HCVM Accounts.

           B2.10     Year of Service with respect to each HCVM Participant
 shall include each Year of Service credited under the HCVM Plan as of December 31, 2002.

                         Article BVI - Distributions

           B6.01     Partially Vested Accounts.  Each HCVM Participant shall
 become vested in the balance of his HCVM Matching Contribution Account and HCVM Discretionary Contribution Account in accordance with the schedule described in Section 6.03 of the Plan.

           B6.02     Form of Distribution.  The provisions of this Section
 B6.02 shall apply only to distributions to HCVM Participants made prior to the Annuity Elimination Date. After the Annuity Elimination Date, Section
 6.05 shall apply to HCVM Participants.

           (a) Distributions to Unmarried HVCM Participants. Subject to Section 6.05(e) of the Plan, on an unmarried HCVM Participant's Distribution Date, such HCVM Participant shall receive his vested HCVM Account balance in cash under any one or more of the options described in Section 6.05(a), in the form of a single life annuity or in any one of the Optional Forms described in subsection (c), as determined by the Participant. If the Participant fails to elect the form of distribution, then such distribution will be made in the form of a single life annuity.

           (b)  Distributions to Married HCVM Participants.  Subject to
                Section 6.05(e), on a married HCVM Participant's Distribution Date, his HCVM Accounts shall be distributed in accordance with the following requirements:

                (i) Unless the married HCVM Participant makes a Qualified Election (as defined in paragraph (c) below) to receive payment of his HCVM Accounts in a manner described in
                     Section 6.05 or in an Optional Form, his HCVM Accounts will be paid in the form of a Qualified Joint and Survivor Annuity.

                (ii) To assist a married HCVM Participant in determining
                     whether to make a Qualified Election, the Plan Administrator shall provide the HCVM Participant with a written explanation of the following within a reasonable period of time prior to commencement of the payment of his HCVM Accounts.

                     (A) the terms and conditions of a Qualified Joint and Survivor Annuity,

                     (B) the HCVM Participant's right to make, and the effect of, a Qualified Election to waive the Qualified Joint and Survivor Annuity form of benefit,

                     (C)  the rights of an HCVM Participant's Spouse, and

                     (D) the right to make, and the effect of, a revocation of a previous Qualified Election to waive the Qualified Joint and Survivor Annuity.

           (c) For an election to waive the Qualified Joint and Survivor Annuity or the Qualified Preretirement Survivor Annuity (described in subsection (e)) to be effective, it must meet the requirements of this subsection (c) (a "Qualified Election"). A Qualified Election must be consented to in writing by the HCVM Participant's Spouse. The Spouse's consent must acknowledge the effect of the Qualified Election and be witnessed by a Plan representative or a notary public. The consent will be effective only as to the non-spouse Beneficiary or form of benefit named therein. A new consent must be obtained if the non-spouse Beneficiary or form of benefit is changed. A Spouse's consent will not be required, however, if the HCVM Participant establishes to the satisfaction of the Plan Administrator that the consent may not be obtained because there is no Spouse, the Spouse cannot be found or another reasonable excuse. A Qualified Election to waive a Qualified Joint and Survivor Annuity must be made within the 90 day period ending on the date payment of the HCVM Participant's HCVM Accounts would commence. A Qualified Election to waive the Qualified Preretirement Survivor Annuity may be made by an HCVM Participant who has had a termination of employment, during the period that begins on his termination of employment and ends on the date of his death, or, otherwise during the period which begins on the first day of the Plan Year in which the HCVM Participant attains age 35 and ends on his death. If a HCVM Participant makes a Qualified Election to waive the Qualified Joint and Survivor Annuity, his HCVM Accounts will be paid in the manner elected by the HCVM Participant under subsection (d) or Section 6.05. If a HCVM Participant makes a Qualified Election to waive the Qualified Preretirement Survivor Annuity, his HCVM Accounts will be paid in the manner elected by the HCVM Participant or the HCVM Participant's Beneficiary in any one of the forms described in subsection (d) or
                Section 6.05.

           (d) Optional Forms shall include the following annuity forms of payment:
                (i)  straight life annuity;

                (ii) single life annuity with 5, 10 or 15 period certain;

                (iii) a single life annuity with installment refund;

                (iv) joint and 50% 66 2/3% and 100% survivor annuity with
                     installment refund;

                (v) fixed period annuities for any period of whole months which is not less than 60 and does not exceed the life expectancy of the HCVM Participant; and

                (vi) a full flexibility option.

           (e)(i) Distributions upon Death of a HCVM Participant. If a HCVM Participant dies before distribution of his HCVM Accounts has been made or commenced and was married on the date of his death and his total Account balance exceeds $5,000, the entire amount credited to his HCVM Accounts shall be applied to purchase a Qualified Preretirement Survivor Annuity for the benefit of the HCVM Participant's surviving Spouse which shall commence on a date specified by the Spouse which is not later than the later of

                     (A) the first anniversary of the HCVM Participant's death, or

                     (B) the date on which the HCVM Participant would have attained age 70/.

                (ii) Notwithstanding paragraph (e)(i),

                     (A) if such HCVM Participant made a Qualified Election to waive the Qualified Preretirement Survivor Annuity in accordance with the Rules of Plan, or

                     (B) if such Spouse, after the HCVM Participant's death, elects in accordance with the Rules of the Plan to waive the Qualified Preretirement Survivor Annuity to which such Spouse is otherwise entitled, the entire amount credited to his HCVM Accounts shall be paid to the surviving Spouse in one lump sum in cash not later than the first anniversary of the HCVM Participant's death, or in any one Optional Form within the limits described in Code Section 401(a)(9) or as described in Section 6.05.

                (iii) Upon the death of a HCVM Participant

                     (A)  who was not married on the date of his death, or

                     (B) who was married on the date of his death but made a Qualified Election to waive the Qualified Preretirement Survivor Annuity and properly designated another Beneficiary,

                     the entire amount credited to his HCVM Accounts shall be paid in any Optional Form except the option described in (d)(vi) or as described in Section 6.05, to the Participant's Beneficiary, as elected by the HCVM Participant or the HCVM Participant's Beneficiary, all within the limits described in Code Section 401(a)(9).

                (iv) To assist a married HCVM Participant in determining
                     whether to make a Qualified Election to waive the Qualified Preretirement Survivor Annuity, the Plan Administrator shall provide the HCVM Participant with a written explanation of the following within the period described in paragraph (v):

                     (A) the terms and conditions of a Qualified Pretirement Survivor annuity,

                     (B) the HCVM Participant's right to make, and the effect of, a Qualified Election to waive the Qualified Preretirement Survivor Annuity form of benefit,

                     (C)  the rights of an HCVM Participant's Spouse, and

                     (D) the right to make, and the effect of, a revocation of a previous Qualified Election to waive the Qualified Preretirement Survivor Annuity.

                (v) The Administrator shall provide a written explanation of the Qualified Preretirement Survivor Annuity described in paragraph (iv):

                     (A) to a HCVM Participant who is such a Participant on his thirty-second birthday, within the three Plan Year period commencing with the Plan Year in which his thirty-second birthday occurs;

                     (B) to a HCVM Participant who becomes such a Participant after his thirty-second birthday, within the three Plan Year period commencing with the Plan Year in which he becomes a HCVM Participant; and

                     (C) to a HCVM Participant who has a Termination Date prior to his thirty-second birthday, within one year of his Termination Date,

                     or such longer period as is allowed under Code Section 417(a)(3).

      (f) Notwithstanding any other provision of this Plan, if the vested amount credited to an HCVM Participant's Accounts do not exceed $5,000, his HCVM Accounts will be distributed in one lump sum without consent as soon as administratively feasible following the HCVM Participant's Termination Date.

                     Article BVII- Loans and Withdrawals

           B7.1 Spousal Consent to Loan. A married HCVM Participant receiving a loan from his HCVM Accounts under the Plan prior to the Annuity Elimination Date must obtain the consent of his spouse to use his Accounts as security for the loan. The spousal consent must be obtained within the 90-day period prior to the date on which the loan is made (or renegotiated, extended, renewed or revised). Furthermore, the spousal consent must be in writing, acknowledge the effect of the loan and be witnessed by a Plan representative or notary public. A spousal consent, however, will not be required if the Participant establishes to the satisfaction of the Plan Administrator that the consent may not be obtained because there is no spouse, the spouse cannot be found or another reasonable excuse.

           B7.2 Spousal Consent - Withdrawals. A married HCVM Participant making a withdrawal of any portion of his HCVM Accounts under Section 7.02, 7.03, 7.04 or B7.3 or B7.4 prior to the Annuity Elimination Date must obtain the consent of his spouse to the withdrawal. The spousal consent must be obtained within the 90-day period prior to the date on which the withdrawal is made. The spousal consent must be obtained within the 90- day period prior to the date on which withdrawal is made (or renegotiated, extended, renewed or revised). Furthermore, the spousal consent must be in writing, acknowledge the effect of the withdrawal and be witnessed by a Plan representative or notary public. A spousal consent, however, will not be required if the Participant establishes to the satisfaction of the Plan Administrator that the co-nsent may not be obtained because there is no spouse, the spouse cannot be found or another reasonable excuse.

           B7.3 Age 59 / Withdrawal. A HCVM Participant who has attained age 59 / may withdraw all or any portion of the vested balance of his HCVM Accounts at any time for any reason upon written request to the Plan Administrator in such form and at such time as the Plan Administrator shall require. An HCVM Participant may take only two age 59 / withdrawals from his HCVM Accounts in any 12-month period.

           B7.4 Withdrawal of HCVM Matching Contribution Account and HCVM Discretionary Contribution Account After Five Years of Participation. A HCVM Participant who has been an Active Participant in the HCVM Plan and the Plan for at least 5 years may withdrawal any part of his vested HCVM Matching Contribution Account and HCVM Discretionary Contribution Account at any time. An HCVM Participant may take only two such withdrawals in any 12-month period.

                      2002 AMENDMENT AND RESTATEMENT OF
                           FIRST HEALTH GROUP CORP.
                           RETIREMENT SAVINGS PLAN


                                  APPENDIX C

           This Appendix C contains provisions which modify and supplement the Plan with respect to individuals who became Participants in the Plan ("CAC Participants") upon the merger of the Claims Administration Corporation Employees' Savings Plan (the "CAC Plan") with the Plan on December 31, 2002. CAC Participants shall be eligible to participate in the Plan effective as of January 1, 2003.

                          Article CII - Definitions

           C2.01     Accounts.  CAC Participants shall have the following
 additional CAC Accounts maintained under the Plan adjusted in each case for such Account's share in the increase or decrease in the net worth of the Trust and withdrawals as provided in Article V:

      (a) CAC 401(k) Account means the sub-account of a CAC Participant's 401(k) Account which reflects the elective deferral contributions credited to such Participant under the CAC Plan and the earnings and losses thereon.

      (b) CAC After-Tax Account means the separate account maintained for each CAC Participant to which after-tax contributions made under the CAC Plan by the CAC Participant and earnings and losses thereon are credited. A CAC Participant shall be fully vested in his CAC After-Tax Account at all times.

      (c) CAC Matching Account means the sub-account of a CAC Participant's Matching Account which reflects the matching contributions credited to such CAC Participant under the CAC Plan and the earnings and losses thereon.

      (d) CAC Rollover Account means the sub-account of a CAC Participant's Rollover Account which reflects the rollover contributions credited to such CAC Participant under the CAC Plan and earnings and losses thereon.

           C2.02     CAC Employee means an employee of Claims Administration
 Corporation.

           C2.03     CAC Participant means each participant in the CAC Plan
 on December 31, 2002 whose accounts under the CAC Plan were transferred to and merged into the Plan on December 31, 2002.

           C2.04     CAC Plan means the Claims Administration Corporation
 Employees' Savings Plan as in existence on December 31, 2002, which merged with and into the Plan on December 31, 2002.

           C2.05     Entry Date means with respect to a CAC Employee or CAC
 Participant who is hired on or before December 31, 2002 and is a full-time Employee, the first payroll period after 31 days of employment. With respect to a CAC Employee or CAC Participant who is a part-time Employee, the first day of the first payroll period immediately following his completion of the service requirement described in Section C3.01(b).

           C2.6 Year of Service with respect to each CAC Participant shall include each Year of Service credited under the CAC Plan as of December 31, 2002.

                                 ARTICLE CIII
                        ELIGIBILITY AND PARTICIPATION

 C3.01     Active Participant Eligibility Requirements.
      Each Eligible Employee hired on or before December 31, 2002 who is a CAC Employee shall become an Active Participant on the first Entry Date after, or on which, the Eligible Employee completes the following service:

           (a) if the Eligible Employee is classified as a full-time Employee, on his first Hour of Service, or

           (b) if the Eligible Employee is classified as a part-time Employee, 1,000 Hours of Service during any one of the following periods of service with a Participating Employer, whichever occurs first:

                (i) the 12-consecutive month period beginning on his hire date, or

                (ii) any Plan Year beginning with the Plan Year which
                     includes the first anniversary of his hire date;

           provided he is still an Eligible Employee on such date. Each CAC Participant immediately prior to December 31, 2002 shall continue to be a Participant in the Plan on and after December 31, 2002, subject to the limitations of the Plan.

                         Section CVI - Distributions

           C6.1 Partially Vested Accounts. A CAC Participant shall vest in the balance of his CAC Matching Contribution Account in accordance with the following schedule:

 Number of Completed Years of Service        Vested Percentage
 ------------------------------------        -----------------
             Less than 1                            0%
          1 but less than 2                         20%
          2 but less than 3                         40%
          3 but less than 4                         60%
          4 but less than 5                         80%
           5 years or more                         100%

      The vested balances of a CAC Participant's CAC Matching Account, if any, and the balances of his CAC 401(k) Account, CAC After-Tax Account and CAC Rollover Account as of any Valuation Date coincident with or next following his Termination Date (after all adjustments then required under the Plan have been made) may become distributable in accordance with the applicable provisions of this Article VI. The unvested portion of a CAC Participant's CAC Matching Account on his Termination Date shall be forfeited in accordance with the provisions of Section 6.04 of the Plan.

                     Article CVII- Loans and Withdrawals

           C7.3 Age 59 / Withdrawal. A CAC Participant who has attained age 59 / may withdraw all or any portion of the vested balance of his CAC Matching Account, CAC 401(k) Account and CAC After-Tax Account at any time for any reason upon written request to the Plan Administrator in such form and at such time as the Plan Administrator shall require. A CAC Participant may take only two such age 59 / withdrawals in any Plan Year. The minimum amount of any such withdrawal is $1,000.

           C7.4 Withdrawal of CAC Matching Account. A CAC Participant who has been an Active Participant in the CAC Plan and the Plan for at least
 5 years may withdrawal any part of his vested CAC Matching Account at any time. A CAC Participant who has fewer than 5 years of participation, may withdrawal any portion of his CAC Matching Account that has been in the CAC Plan and the Plan for at least two years. An CAC Participant may take only two such withdrawals in any Plan Year. The minimum amount of any such withdrawal is $1,000.

           C7.5 Withdrawal of CAC After-Tax Account. A CAC Participant who has a CAC After-Tax Account may withdraw all or any portion of such Account at any time for any reason upon written request to the Plan Administrator in such form and at such time as the Plan Administrator shall require. A CAC Participant may take only two such withdrawals from his CAC After-Tax Account in any Plan Year. The minimum amount of any such withdrawal is $1,000.